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Exhibit 10(a)

[Sutherland Asbill and Brennan LLP letterhead]

STEPHEN E. ROTH
DIRECT LINE: 202.383.0158
Internet: steve.roth@sablaw.com

                                    April 29, 2008

Board of Directors
Protective Life Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223

Directors:

        We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of post-effective amendment number 11 to the registration statement on Form N-4 (File No. 333-113070) filed by Protective Life Insurance Company and Protective Variable Annuity Separate Account with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Sincerely,
SUTHERLAND ASBILL & BRENNAN LLP
By:	/s/ Stephen E. Roth Stephen E. Roth

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  Exhibit 10(a)